Exhibit 99.1

Contact:

Susan K. Cullen Senior Executive Vice President, Chief Financial Officer Flushing Financial Corporation (718) 961-5400	William Franz SVP, Director of Marketing & Investor Relations Empire Bancorp, Inc. (631) 348-4444

FOR IMMEDIATE RELEASE

Flushing and Empire Announce Delay of Closing of Merger; Merger Consideration Election Process Extended

Uniondale, NY and Islandia, NY – March 23, 2020 – Flushing Financial Corporation (Nasdaq-GS: FFIC) (“Flushing”), parent company of Flushing Bank, and Empire Bancorp, Inc. (OTCQX: EMPK) (“Empire”), parent company of Empire National Bank, announced today that the closing of the previously announced merger of Empire with and into Flushing (the “merger”) will be delayed due to the severe instability and volatility in the U.S. financial and stock markets. In addition to the volatile markets, the delay is predicated upon the unprecedented operational challenges facing both Flushing and Empire, as well as the entire financial services industry, due to the novel coronavirus (COVID-19) outbreak. Flushing and Empire believe that attempting to close the transaction during this time of severe economic uncertainty and wild volatility in stock prices could adversely impact the shareholders of both institutions and would severely strain the ability of both banks to focus on the needs of their customers. The COVID-19 outbreak, and the necessary government and social reaction intended to minimize its impact, have created significant disruption of business, commerce, travel, and normal daily activities in the New York metropolitan area and throughout the United States, adversely affecting the respective customers, employees and shareholders of both Flushing and Empire. Although the long- and short-term consequences of this outbreak continue to rapidly evolve, Flushing and Empire now anticipate that closing of the merger will be more likely to occur at the end of the 2nd quarter or early in the 3rd quarter of 2020, though closing may occur earlier should financial markets and business conditions stabilize sooner.

John R. Buran, President and Chief Executive Officer of Flushing, commented, “We strongly believe that the Empire merger remains financially attractive to our stockholders, and that continuing to pursue its completion is in the best interest of Flushing, Empire and our respective customers. We remain committed to the merger.”

Douglas C. Manditch, Chairman and Chief Executive Officer of Empire, stated, “While all parties are disappointed by the delay, we continue to believe that the merger is ultimately in the best interest of Empire, our shareholders and the communities we serve. We continue to plan for the completion of the merger.”

As a result of the delayed closing date of the merger, the deadline by which shareholders of Empire may elect to receive the form of consideration they wish to receive in the merger (the “Election Deadline”) has been extended. When a target closing date of the merger has been determined, Flushing will announce the new Election Deadline.

The Election Form and Letter of Transmittal by which Empire shareholders may elect the form of merger consideration and which contains detailed information and instructions regarding the election process was first made available and mailed on February 28, 2020 to Empire shareholders reflected in the records of Empire as of February 24, 2020. Empire shareholders may obtain additional copies of the election materials by contacting Morrow Sodali, at (800) 662-5200 or EMPK@investor.morrowsodali.com.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq-GS: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. Flushing Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. Flushing Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing may be obtained by visiting Flushing’s website at http://www.flushingbank.com.

About Empire Bancorp, Inc.

Empire Bancorp, Inc. (OTCQX: EMPK) is a bank holding company for Empire National Bank, a Long Island-based independent bank that specializes in serving the financial services needs of privately-owned small and medium-sized businesses, professionals, nonprofit organizations, real estate investors and consumers through a wide variety of tailored loan and deposit products and business banking services. Empire National Bank has four full-service banking offices located in Islandia, Shirley, Port Jefferson Station, and Mineola.

Cautionary Notes on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K as of December 31, 2019 and those disclosed in Flushing’s other periodic reports filed with the SEC, as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; diversion of management time on merger-related matters; and the impact of the novel coronavirus (COVID-19) and other infectious illness outbreaks that may arise in the future, which has created significant uncertainties in U.S. and global markets. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the registration statement on Form S-4 filed with the SEC in connection with the proposed transaction, as amended and supplemented from time to time. While the list of factors presented here and the list of factors presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this press release or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

In connection with the merger, Flushing filed a registration statement on Form S-4 with the SEC. Flushing’s registration statement, as amended, was declared effective by the SEC on January 17, 2020. Flushing may file other documents with the SEC regarding the merger. A definitive proxy statement/prospectus was first mailed to Empire shareholders on or about January 21, 2020. Copies of the registration statement, the proxy statement/prospectus (as amended and supplemented from time to time) and other relevant documents filed with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, Flushing Financial Corporation, at 220 RXR Plaza, Uniondale, New York 11556, telephone (718) 961-5400, or from Empire by sending a written request to Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, Attn: William Franz or calling (631) 348-4444.

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